SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): December 20, 2004

                                       CW

                                  (Depositor)

      (Issuer in respect of Mortgage Pass-through Trust, Series 2004-HYB1)

                (Exact name of registrant as specified in charter)

Delaware                      33-63714                      95-4449516
(State or other               (Commission File No.)         (I.R.S. Employer
    jurisdiction of                                         Identification No.)
    organization)



, , N/A                                                     91110-7137
(Address of principal executive offices)                    (Zip Code)


Registrant's Telephone Number, including area code: (818)-304-4428

                                 Not Applicable
              (Former name, former address and former fiscal year,
                          if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[]Written communications pusuant to Rule 425 under the Securities Act (17
  CFR 230.425)
[]Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
  CFR 240.14a-12)
[]Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
  Act (17 CFR 240.14d-2(b))
[]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
  Act (17 CFR 240.13e-4(c))

                    Section 8 - Other Events

  Item 8.01  Other Events

                    9 - Financial Statements and Exhibits

  Item 9.01  Financial Statements and Exhibits

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: December 20, 2004


                                       CW


                          By: /s/ Courtney Bartholomew
                              ------------------------------
                          Name:   Courtney Bartholomew
                                  Vice President
                                  The Bank of New York,
                                  as Trustee

                                 EXHIBIT INDEX



Exhibit


99                  Monthly Remittance Statement dated December 20, 2004


                             Payment Date: 12/20/04


          ------------------------------------------------------------
                             Countrywide Home Loans
                 Mortgage Pass-through Trust, Series 2004-HYB1
          ------------------------------------------------------------

Class Information                                Current Payment Information

----------------------------------------------------------------------------------------------------------------------------------
                                 Beginning       Pass Thru     Principal       Interest      Total           Principal  Interest
Type       Class Code   Name     Cert. Bal.      Rate          Dist. Amt.      Dist. Amt.    Dist.           Losses     Shortfalls
----------------------------------------------------------------------------------------------------------------------------------
Senior                  1A         34,684,853.94    3.268759%       518,483.76     94,480.35      612,964.11       0.00       0.00
                        1X         34,684,853.94    0.784700%             0.00     22,681.00       22,681.00       0.00       0.00
                        2A        138,087,318.95    4.318162%     3,611,456.89    496,902.90    4,108,359.79       0.00       0.00
                        2X        138,087,318.95    0.652900%             0.00     75,131.01       75,131.01       0.00       0.00
Residual                AR                  0.00    0.000000%             0.00          0.00            0.00       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
Subordinate             M           3,905,176.97    4.779963%         2,629.71     15,555.50       18,185.21       0.00       0.00
                        B1          2,519,918.12    4.779963%         1,696.89     10,037.60       11,734.49       0.00       0.00
                        B2          1,511,553.09    4.779963%         1,017.87      6,020.97        7,038.84       0.00       0.00
                        B3          1,259,959.06    4.779963%           848.45      5,018.80        5,867.24       0.00       0.00
                        B4            755,776.55    4.779963%           508.93      3,010.49        3,519.42       0.00       0.00
                        B5            504,801.02    4.779963%           339.89      2,010.77        2,350.66       0.04       0.00
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Totals          -        -        183,229,357.69     -            4,136,982.39    730,849.38    4,867,831.77       0.04     -
----------------------------------------------------------------------------------------------------------------------------------
Class Information

--------------------------------------------------------------------------------
                                             Ending Cert.          Unpaid
Type             Class Code     Name         Notional Bal.         Interest
--------------------------------------------------------------------------------
Senior                          1A         34,166,370.17              0.00
                                1X         34,166,370.17              0.00
                                2A        134,475,862.06              0.00
                                2X        134,475,862.06              0.00
Residual                        AR                  0.00              0.00
--------------------------------------------------------------------------------
Subordinate                     M           3,902,547.26              0.00
                                B1          2,518,221.23              0.00
                                B2          1,510,535.23              0.00
                                B3          1,259,110.61              0.00
                                B4            755,267.61              0.00
                                B5            504,461.09              0.00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Totals            -              -        179,092,375.26     -
--------------------------------------------------------------------------------

                             Payment Date: 12/20/04


          ------------------------------------------------------------
                             Countrywide Home Loans
                 Mortgage Pass-through Trust, Series 2004-HYB1
          ------------------------------------------------------------

Class Information                                Current Payment Information

                                                      Factors per $1,000

------------------------------------------------------------------------------------------------------------------------
                                   Beginning     Pass Thru    CUSIP       Principal     Interest    Ending Cert./
Type        Class Code    Name   Cert. Bal.(Face)  Rate       Numbers       Dist.         Dist.     Notional Bal.
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Senior                     1A     34,684,853.94     3.268759% 12669FNN9    10.179922      1.855029    670.823258
                           1X     34,684,853.94     0.784700% 12669FNY5     0.000000      0.445319    670.823258
                           2A    138,087,318.95     4.318162% 12669FNP4    18.814473      2.588697    700.573907
                           2X    138,087,318.95     0.652900% 12669FNQ2     0.000000      0.391407    700.573907
Residual                   AR              0.00     0.000000% 12669FNX7     0.000000      0.000000      0.000000
------------------------------------------------------------------------------------------------------------------------
Subordinate                M       3,905,176.97     4.779963% 12669FNR0     0.669649      3.961166    993.773176
                           B1      2,519,918.12     4.779963% 12669FNS8     0.669649      3.961166    993.773176
                           B2      1,511,553.09     4.779963% 12669FNT6     0.669649      3.961166    993.773176
                           B3      1,259,959.06     4.779963% 12669FNU3     0.669649      3.961166    993.773176
                           B4        755,776.55     4.779963% 12669FNV1     0.669649      3.961166    993.773176
                           B5        504,801.02     4.779963% 12669FNW9     0.669566      3.961166    993.773235
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Totals       -             -     183,229,357.69       -            -           -             -           -
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

          ------------------------------------------------------------
                             Countrywide Home Loans
                 Mortgage Pass-through Trust, Series 2004-HYB1
          ------------------------------------------------------------

--------------------------------------------------------------------------------
                             COLLATERAL INFORMATION
--------------------------------------------------------------------------------

                                                            Total
                                                            -----
Prin balance        36,340,849.24   142,751,526.02   179,092,375.26
Loan count                     75              410              485
Avg loan rate           4.437459%        5.246111%             5.08
Prepay amount          465,421.88     3,549,578.15     4,015,000.03

--------------------------------------------------------------------------------
                                FEES AND ADVANCES
--------------------------------------------------------------------------------

                                                            Total
                                                            -----
Master serv fees        10,821.45        23,158.87        33,980.32
Sub servicer fees            0.00         1,957.53         1,957.53
Trustee fees               276.47         1,097.75         1,374.22


Agg advances                  N/A              N/A              N/A
Adv this period          2,110.06        14,592.86        16,702.92

--------------------------------------------------------------------------------
                          LOSSES & INSURANCE COVERAGES
--------------------------------------------------------------------------------

                                                            Total
                                                            -----
Realized losses              0.00             0.00             0.00
Cumulative losses            0.00             0.00             0.00

Coverage Amounts                                            Total
----------------                                            -----
Bankruptcy              20,969.69             0.00        20,969.69
Fraud                1,062,738.68     4,005,235.31     5,067,973.99
Special Hazard       3,000,000.00             0.00     3,000,000.00


                         Aggregate Certificate Information
   -----------------------------------------------------------------------------
   Class            Aggregate           Aggregate                     Aggregate
   Type            Percentage           Prepay Pct.              End Cert. Bal.
   -----------------------------------------------------------------------------
   Senior           94.296468%           100.000000%            172,772,172.89
   -----------------------------------------------------------------------------
   Junior            5.703532%             0.000000%             10,450,143.03
   -----------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          DELINQUENCY INFORMATION
--------------------------------------------------------------------------------
Period                             Loan Count    Ending Stated Balance
------                             ----------    ---------------------
30 to 59 days                           7                 2,413,691.99
60 to 89 days                           3                   330,254.44
90 or more                              1                   208,800.00
Foreclosure                             0                         0.00

Totals:                                11                 2,952,746.43
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                REO INFORMATION
--------------------------------------------------------------------------------
   REO Date        Loan Number     Ending Stated Balance          Book Value
   --------        -----------     ---------------------          ----------
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   Totals:                              0                            N/A

Current Total Outstanding Balance:                                      0.00
Current Total Outstanding Number of Loans:                                 0

--------------------------------------------------------------------------------
                               OTHER INFORMATION
--------------------------------------------------------------------------------
                                  Amount/Withdrawal     Total/Ending Bal.
                                  -----------------     -----------------
Available remittance amount            4,867,831.77          4,867,831.77
Principal remittance amount            4,136,982.39          4,136,982.39
Interest remittance amount               730,849.38            730,849.38